OPPENHEIMER REVENUE WEIGHTED ETF TRUST

OPPENHEIMER ESG REVENUE ETF

Supplement dated August 16, 2017

to the Summary Prospectus

This supplement amends the Summary Prospectus of the above referenced fund (the “Fund”), a series of Oppenheimer Revenue Weighted ETF Trust, dated October 31, 2016, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Summary Prospectus.

The information under the section titled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Frank Vallario has been portfolio manager of the Fund since August 2017. Sean P. Reichert has been portfolio manager of the Fund since its inception.

August 16, 2017	PS2480.002

Oppenheimer Revenue weighted etf trust

Oppenheimer ESG Revenue ETF

Oppenheimer Global ESG Revenue ETF

Supplement dated March 31, 2017 to the

Statutory Prospectus and Statement of Additional Information, each dated October 21, 2016,

and the Summary Prospectuses, each dated October 31, 2016

This supplement amends the Summary Prospectuses, Statutory Prospectus and Statement of Additional Information of each of the above referenced funds (each, a “Fund”), series of Oppenheimer Revenue Weighted ETF Trust, and is in addition to any other supplement(s).

Michael J. Gompers is no longer a portfolio manager of the Funds. All references to Mr. Gompers in each of the Summary Prospectuses, Statutory Prospectus and Statement of Additional Information are hereby deleted.

March 31, 2017	PS0000.162

OPPENHEIMER ESG REVENUE ETF

Supplement dated February 15, 2017 to the

Summary Prospectus dated October 31, 2016

This supplement amends the Summary Prospectus of the above referenced fund (the “Fund”), a series of Oppenheimer Revenue Weighted ETF Trust, dated October 31, 2016, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Summary Prospectus.

The paragraph under the section titled “Financial Intermediary Compensation” on page 4 is deleted in its entirety and replaced with the following:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

February 15, 2017	PS2480.001

Oppenheimer		Cusip	NYSE Arca, Inc.
ESG Revenue ETF		68386C 773	ESGL
Summary Prospectus	October 31, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at http://www.revenueshares.com/etfs/prospectus-and-reports/. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated October 21, 2016, are incorporated by reference into this Summary Prospectus. You can access the Fund’s prospectus and Statement of Additional Information at http://www.revenueshares.com/etfs/prospectus-and-reports/. The Fund’s prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective

Oppenheimer ESG Revenue ETF (the “Fund”) seeks to outperform the total return performance of the S&P 500® Index, the Fund’s benchmark index (the “Benchmark Index”).

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	1.11%
Total Annual Fund Operating Expenses	1.51%
Fee Waiver and/or Expense Reimbursement[2]	(1.11)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.40%
1	“Other Expenses” are based on estimated amounts for the current fiscal year.
2	Oppenheimer Revenue Weighted ETF Trust (the “Trust”) and VTL Associates, LLC, the Fund’s investment adviser (“VTL” or “Management”) have entered into a written fee waiver and/or expense reimbursement agreement pursuant to which VTL has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) from exceeding 0.40% of average daily net assets. This agreement will remain in effect and will be contractually binding through December 2, 2017, unless approved by the Board. If Total Annual Fund Operating Expenses would fall below the expense limit, VTL may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it reimbursed during the previous three year period. The amount of any recoupment will not exceed any current expense cap or an expense cap that existed during the period for which expenses were recouped.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same, except that the Fund’s expenses are reduced through December 2, 2017 by the fee waiver and expense reimbursement agreement described above. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Oppenheimer ESG Revenue ETF

1 Year	3 Years
$41	$368

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the OFI Revenue Weighted ESG Index™ (the “Underlying Index”). The Underlying Index is constructed by selecting companies from within the Benchmark Index that have strong environmental, social and governance (“ESG”) practices, and re-weighting those companies according to the revenue earned, subject to certain asset diversification requirements. The Underlying Index is reconstituted quarterly.

The Underlying Index is constructed using a scoring system established by Sustainalytics, a third party research provider, to measure the strength of each pillar of environmental, social, and governance practices for each company within the Benchmark Index. Based on that scoring, Sustainalytics assigns an overall composite ESG score to each company based on the score of each pillar, weighted according to that company’s industry. Those companies that rank in the top 50th percentile for their overall industry adjusted ESG score within the S&P 500 Index and pass a controversy category screen are selected for the Underlying Index, and then re-weighted according to revenue earned. The Underlying Index thus contains a subset of the securities in the Benchmark Index, in different proportions.

Under normal circumstances, the Fund will invest at least 80% of its net assets in the securities of companies included in the Benchmark Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities.

The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. When a replication strategy could have adverse consequences to Fund shareholders, however, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track that Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. The Fund does not seek temporary defensive positions when equity markets decline or appear to be overvalued.

Principal Risks
Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.

Investment Approach Risk The alternate weighting approach employed by the Underlying Index and the Fund, while designed to enhance potential returns compared to the Benchmark Index, may not produce the desired results. Using revenues as a weighting measure is no guarantee that the Underlying Index or the Fund will outperform the Benchmark Index, and may even cause the Underlying Index or the Fund to underperform the Benchmark Index.

ESG Investing Strategy Risk The stocks of companies with favorable ESG practices may underperform the stock market as a whole. As a result, the Fund may underperform other funds that do not screen companies based on ESG practices. The criteria used to select companies for the Underlying Index may result in the Fund investing in securities, industries or sectors that underperform the market as a whole or underperform other funds screened for ESG standards.

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Stock Market Risk Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. There is also a risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall.

Market Trading Risk An investment in the Shares may present secondary market trading risks, including the inability to sell your Shares in the event of a severe market disruption, or the inability to buy and sell Shares at a price that reflects the actual value of the Fund’s portfolio. Although it is expected that Shares will remain listed for trading on the NYSE Arca, Inc. (the “Exchange”), disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s net asset value (“NAV”) (calculated at the end of the day), or the intraday value of the Fund’s published basket of portfolio securities (i.e., the “intraday indicative value” or “IIV”). During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares.

Non-Correlation Risk The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses, while the Underlying Index does not. Tracking error may occur because of differences between the securities or other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in the timing of the accrual of dividends or interest, tax gains or losses, changes to the Underlying Index, or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions.

Portfolio Turnover Risk Because the Fund is rebalanced quarterly, the Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.

Authorized Participant Concentration Risk Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem. Shares may trade at a discount to NAV or IIV, and the Fund may possibly face delisting.

Performance

There is no performance information presented for the Fund because the Fund has not commenced investment operations as of the date of this Prospectus.

Management

Investment Adviser
VTL Associates, LLC

Portfolio Managers
Vincent T. Lowry serves as a portfolio manager for the Fund and has ultimate responsibility for the investment management of the Fund. Mr. Vincent Lowry is the Senior Vice President of VTL and has managed the Fund since its inception.

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Michael J. Gompers, Justin V. Lowry and Sean P. Reichert serve as portfolio managers for the Fund and make the day-to-day investment decisions for the Fund. Messrs. Gompers and Justin Lowry are Vice Presidents of VTL, and Mr. Reichert is a Portfolio Manager for VTL. Messrs. Gompers, Justin Lowry and Reichert have managed the Fund since its inception.

Purchase and Sale of Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV or IIV (premium) or less than NAV or IIV (discount).

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), VTL may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For More Information About Oppenheimer ESG Revenue ETF

You can access the Fund’s prospectus and Statement of Additional Information at http://www.revenueshares.com/etfs/prospectus-and-reports/. You can also request additional information about the Fund by calling 1-888-854-8181.

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	For requests by mail:	For requests by courier or express mail:
	OppenheimerFunds Services	OppenheimerFunds Services
	P.O. Box 5270	12100 East Iliff Avenue Suite 300
	Denver, Colorado 80217-5270	Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.revenueshares.com

PR2480.001.1016